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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 27, 2000

                         Commission file number: 0-18793
                         -------------------------------
                                VITAL SIGNS, INC.
             (Exact name of registrant as specified in its charter)

          New Jersey                   0-18793                11-2279807
(State or other jurisdiction       (Commission File        (I.R.S. Employer
      of incorporation)                Number)             Identification No.)


                                 20 Campus Road
                            Totowa, New Jersey 07512
                    (Address of principal executive offices)

                                  973-790-1330
              (Registrant's telephone number, including area code)




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Item 5.  Other Event

         The Registrant is filing herewith the press released issued by the Registrant on July 27, 2000.

Item 7.   Exhibits

         (c)  Exhibits:

         Exhibit 99.1   Press Release dated July 27, 2000

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     VITAL SIGNS, INC.

                                            By:  /s/ Anthony J. Dimun
                                                 ---------------------------
                                                  Anthony J. Dimun
                                                  Executive Vice President
                                                  and Chief Financial Officer

                                            Date: July 27, 2000


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